SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                             ------------------------

                                     FORM 8-K


                                  CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE


                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


         Date of Report (Date of earliest event reported): December 13,
         1996


                            NATIONSBANK CORPORATION
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




            North Carolina               1-6523           56-0906609
         ------------------------      ------------   -------------------
         (State of Incorporation)      (Commission       (IRS Employer
                                       File Number)   Identification No.)




         NationsBank Corporate Center, Charlotte, North Carolina    28255
         -------------------------------------------------------   --------
         (Address of principal executive offices)                (Zip Code)



                                  (704) 386-5000
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)





                     INFORMATION TO BE INCLUDED IN THE REPORT


         ITEM 5.   OTHER EVENTS.

                   On December 13, 1996, NationsBank Corporation ("Nations-Bank") and Boatmen's Bancshares, Inc. ("Boatmen's") mailed to all holders of record of shares of common stock of Boatmen's ("Boatmen's Common Stock") as of December 6, 1996, an Election Form and Letter of Transmittal to be used in connection with the merger of Boatmen's into a wholly-owned subsidiary of NationsBank (the "Merger").

                   The Election Form and Letter of Transmittal contains instructions regarding the election mechanics of the elections available to Boatmen's shareholders and information concerning the tax consequences of such elections. The Election Form and Letter of Transmittal will be used by such shareholders in electing to receive cash consideration, stock consideration or a combination thereof in exchange for their shares of Boatmen's Common Stock and must accompany certificates representing shares of Boatmen's Com-mon Stock in order for such shareholders to receive consideration in the Merger. The Election Form and Letter of Transmittal is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.


         ITEM 7.   EXHIBITS.

         Exhibit                  Description
         -------                  -----------

         99.1      Election Form and Letter of Transmittal






                                    Signatures
                                    ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            NATIONSBANK CORPORATION
                                            (Registrant)
                                            ------------

                                            By:  /s/ Paul J. Polking
                                                 -----------------------
                                                 Name: Paul J. Polking
                                                 Title: Executive Vice
                                                        President and
                                                        General Counsel






         Dated: December 17, 1996






                                   EXHIBIT INDEX

         Exhibit No.    Description of Exhibit
         -----------    ----------------------
         99.1           Election Form and Letter of Transmittal